SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
                             November 16, 1998

                          BANKAMERICA CORPORATION
          (Exact name of registrant as specified in its charter)

                                 Delaware
                       (State of Incorporation)

                                  1-6523
                        (Commission File Number)

                                56-0906609
                   (IRS Employer Identification No.)

                         100 North Tryon Street
                       Charlotte, North Carolina
               (Address of principal executive offices)

                                  28255
                               (Zip Code)

                             (704) 386-5000
         (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On November 12, 1998, a Committee of the Board of Directors of the Registrant (the "Committee") approved the implementation of a medium-term note program, pursuant to which certain officers of the Registrant may cause the Registrant to issue from time to time up to $5,000,000,000 aggregate principal amount of medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series H (the "Senior Medium-Term Notes") or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series H (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), or any combination thereof, and may establish the price, terms and conditions and the specific method of distribution of the Medium-Term Notes.
The resolutions of the Committee are included as Exhibit 99.1 hereto.

     The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995, between NationsBank Corporation, predecessor to the Registrant ("NationsBank") and U.S. Bank Trust of New York,
National Association, as successor trustee to BankAmerica National Trust Company (the "Senior Trustee"), as supplemented by a First Supplemental Indenture dated September 18, 1998 among NationsBank, NationsBank (DE) Corporation ("NationsBank (DE)") and the Senior Trustee. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York (the "Subordinated Trustee"), as supplemented by a First Supplemental Indenture dated August 28, 1998 among NationsBank, NationsBank (DE) and the Subordinated Trustee.
Copies of the First Supplemental Indentures are included as Exhibits 4.3 and 4.8 hereto.

     The Registrant entered into a distribution agreement dated as of November 16, 1998 with the agents named therein (the "United States Distribution Agreement"), the terms of which will govern sales of the Medium-Term Notes. The Medium-Term Notes are described generally in the Prospectus dated May 21, 1998 constituting a part of the Registration Statement No. 333-51367, as supplemented by a Prospectus Supplement dated November 16, 1998. The United States Distribution Agreement is included as Exhibit 1.1 hereto.

     The Medium-Term Notes are unsecured debt securities which have been registered on Form S-3 with the Securities and Exchange Commission under Registration Statement No. 333-51367.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.               DESCRIPTION OF EXHIBIT

               1.1            Master United States Distribution
                              Agreement dated November 16, 1998 with
                              respect to the offering of the Medium-
                              Term Notes

              4.1 Indenture dated as of January 1, 1995 between NationsBank Corporation and
                              BankAmerica National Trust Company,
                              as trustee, incorporated herein by
                              reference to Exhibit 4.1 of the Registrant's
                              Registration Statement on Form S-3, as
                              amended, Registration No. 33-57533

               4.2 Successor Trustee Agreement effective December 15, 1995, between NationsBank Corporation and First Trust of New York, National Association (now U.S. Bank
                              Trust National Association), as successor trustee to BankAmerica National Trust Company (the "Senior Trustee") incorporated herein by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-3 Registration No. 333-7229

               4.3 First Supplemental Indenture dated as of September 18, 1998 among NationsBank Corporation,
                              NationsBank (DE) Corporation and
                              the Senior Trustee, as Trustee

               4.4            Form of Senior Medium-Term Note, Series
                              H (Fixed Rate)

               4.5            Form of Senior Medium-Term Note, Series
                              H (Floating Rate)

               4.6            Form of Senior Medium-Term Note, Series
                              H (Indexed Note)

               4.7 Indenture dated as of January 1, 1995 between NationsBank Corporation and The Bank of New York, as trustee (the "Subordinated Trustee"), incorporated herein by reference to
                              Exhibit 4.5 of the Registrant's
                              Registration Statement on Form S-3,
                              as amended, Registration No. 33-57533

               4.8            First Supplemental Indenture dated
                              as of August 28, 1998 among
                              NationsBank Corporation,
                              NationsBank (DE) Corporation and
                              the Subordinated Trustee

               4.9            Form of Subordinated Medium-Term Note,
                              Series H (Fixed Rate)

               4.10 Form of Subordinated Medium-Term Note, Series H (Floating Rate)

               5.1            Opinion of Smith Helms Mulliss & Moore, L.L.P.
                              as to the legality of the securities.

              23.1            Consent of Smith Helms Mulliss & Moore, L.L.P.
                              (included in Exhibit 5.1)

              99.1            Resolutions of a Committee
                              appointed by the Board of Directors
                              dated November 12, 1998 with
                              respect to the terms of the offering of
                              the Medium-Term Notes



                              SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANKAMERICA CORPORATION


                                        By: /s/ Charles M. Berger
                                            CHARLES M. BERGER
                                            Associate General Counsel



Dated: November 18, 1998